UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-23670

____________________________________________________

TAX-FREE TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

__________________________________________________________________________________________________

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

__________________________________________________________________________________________________

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Copy to:

Alexandre-Cyril Manz

------------------------------------

Alexandre-Cyril Manz

UBS Financial Services Incorporated of Puerto Rico

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: June 30

Date of reporting period: December 31, 2021

Item 1: Report to Shareholders.

(a)        The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”):

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

LETTER TO SHAREHOLDERS

The Tax-Free Target Maturity for Puerto Rico Residents, Inc. (formerly known as Tax-Free Puerto Rico Target Maturity Fund, Inc. and hereinafter referred to as the “Fund”) is pleased to present the Letter to Shareholders for period from July 1, 2021 to December 31, 2021.

The economy and the markets continue to recover from the Coronavirus (otherwise known as “COVID-19”, as it has been named by the World Health Organization) pandemic. The stock market has rebounded from the lows of March 2020. However, performance has been mixed; sectors like technology and health care have rebounded well, with some companies reaching record highs, while other sectors such as retail, airlines, cruise lines, among others, remain under pressure. World-wide supply chain disruptions in many industries continue. By the Fund’s semi-annual period-end in December 31 2021, the major indices continued to improve and were trading at or near their all-time highs. The emergence of the Omicron variant, however, has led to an increase in market volatility.

The Federal Reserve (the “Fed”) maintained interest rates at 0.00% to 0.25% at its December 15, 2021, meeting. Although, the Fed cited progress on vaccinations, significant differences in vaccination rates among states persist. The Fed expects continued progress, but risks to the economic outlook remain. The debate on the recent elevated inflation readings centers on whether they are transitory pandemic related supply disruptions or represent a permanent shift in inflation expectations. The Fed removed the word transitory from its December statement. It also reduced further the pace of its net asset purchases beginning in January 2022. The Central Tendency projections for the Fed funds rates were revised upwards. The market now expects three Fed Funds increase of one quarter percent each in 2022. On December 31, 2021, the yield on the ten-year U.S. Treasury Note increased six basis points to 1.51% versus 1.45% at the beginning of the period.

With a near-zero, short-term interest rate environment and elevated valuations in nearly all asset classes, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highley, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

1

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the period from July 1, 2021 to December 31, 2021:

Six-Month Period
Based on market price	3.02%
Based on net asset value (“NAV”)	1.28%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The Fund’s principal distributions commenced on January 1, 2012. Distributions made during prior years amounted to $76,569,816, representing a total of $2.50 per share. The net asset value and market price for the Fund shares were reduced by these amounts. The Fund’s remaining principal for distribution at the end of the period ended December 31, 2021 amounts to $7.50. To the extent capital losses

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

2

realized by the Fund on dispositions of securities are not offset by capital gains realized in the same or in subsequent years, there is no assurance that the Fund will be able to return the remaining principal by December 31, 2031.

The following table provides summary data on the Fund’s dividends, NAV and market prices for the period from July 1, 2021 to December 31, 2021.

Dividend yield-based on $7.50	0.07%
Dividend yield based on market at period-end	0.48%

NAV as of December 31, 2021	$2.03
Market Price as of December 31, 2021	$1.13
Premium (discount) to NAV	(44.3%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. All monthly dividends paid by the Fund during the period were paid from current net investment income. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 7 to the Financial Statements for a reconciliation of book and tax income.

Figure 1 below reflects the breakdown of the investment portfolio as of December 31, 2021. For details of the security categories below, please refer to the enclosed Schedule of Investments.

The largest Puerto Rico municipal bond holdings in the portfolio are the newly-issued Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds exchanged in on or about February 2019, pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. These newly-issued COFINA

3

bonds, which are secured by 53.65% of the pledged sales and use tax through 2058 (which amount to $420 million for fiscal year 2019 and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041), and representing 62.84% of the Fund’s total investments, had a positive performance (income and price appreciation) during the period from July 1, 2021 to December 31, 2021. Sales and Use Tax (“IVU”) collections exceeded the fiscal plan projections since 2019. The bonds debt service reserve was fully funded during October 2021.

The Fund holds approximately $6.5 million of the Employee Retirement System Pension Obligation Bonds (“POB”). The POB bonds increased in value during the period as the market anticipated the Federal District Court would approve the debt restructuring plan. As a signatory of the April 2021 stipulation, on the effective date, the Fund would receive its pro-rata share of the consummation costs contemplated therein. Shortly after the end of the six-month period, the court approved the plan.

The U.S. portfolio is composed of one U.S. Agency Bond issued by the Federal Home Loan Bank. The valuation of the U.S. Agency Bond decreased as the result of the six basis points increase in the 10-year Treasury Note during the period.

The NAV of the Fund increased $0.02 from $2.01 at the beginning of the period to $2.03 at the end of the semi-annual period. The increase was mainly due from the Puerto Rico municipal bonds. The Fund continued to trade at a discount to its NAV during the entire period.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)		Geographic Allocation (% of Total Portfolio)
Sales and Use Tax	62.84%	Puerto Rico	80.23%
Pension Obligations	13.85%	U.S.	19.77%
Mortgage Certificates	3.54%	Total	100.00%
U.S. Agencies	19.77%
Total	100.00%

The following table shows the ratings of the Fund’s portfolio as of December 31, 2021. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

4

Rating	Percent
(% of Total Portfolio)

AAA	19.77%
A	3.35%
Below BBB	14.04%
Not Rated	62.84%

Total	100.00%

The Not-Rated category is comprised of the newly-issued COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of December 31, 2021, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

5

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations (“TSO”) in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate variable and based of short term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

As of December 31, 2021, the Fund had no repurchase agreements outstanding.

6

FUND REPURCHASE PROGRAM

REPURCHASE PROGRAM

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 50% of the aggregate number of shares of common stock issued by the Fund. During the period, the Shares continued to experience a period of limited liquidity and/or trading at a discount to their net asset value. Although the holders of the Shares do not have the right to redeem their Shares inasmuch as the Fund is closed-ended, the Fund may, at its sole discretion, effect repurchases of Shares in the open market, in an attempt to increase the liquidity of the Shares as well as reduce any market discount from their corresponding net asset value. There is no assurance that, if such action is undertaken, it will result in the improvement of the Shares’ liquidity or reducing any such market discount. Moreover, while such undertaking may have a favorable effect on the market price of the Shares, the repurchase of the Shares by the Fund will decrease the Fund’s total assets and therefore, have the effect of increasing the Fund’s expense ratio. Upon registration under the 1940 Act, any repurchases of Shares by the Fund must be conducted in accordance therewith and rules and regulations issued thereunder.

Prior to May 14, 2021, repurchases of Shares by the Fund were conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions (“OCFI”) and procedures adopted by the Fund’s Board of Directors.

The Fund’s Share Repurchase Program is implemented on a discretionary basis, under the direction of the Investment Adviser and subject to the rules and regulations issued under the 1940 Act. The Fund’s repurchase activity for the period is disclosed in the Semi-Annual Report to Shareholders attached hereto (see Note 3). The undertaking of a repurchase program does not obligate the Fund to purchase specific amounts of Shares.

There were no repurchases during the period from July 1, 2021 to December 31, 2021. The total shares repurchased as of December 31, 2021 amounts to 7,727,080 and represents 24.43% of the issued shares of the Fund’s common stock since inception.

7

GLOSSARY OF FUND TERMS

Bond - security issued by a government or corporation that obligates the issuer to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Closed-end fund - a fund that issues a fixed amount of common stock.

Coupon- the interest rate that a bond promises to pay over its life, expressed as a percent over its face value.

Dividend - a per-share distribution of the income earned from a fund’s portfolio holdings. When a dividend distribution is made, a fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Expense ratio- the percentage of a fund’s average net assets attributable to common shareholders used to pay fund operating expenses. The expense ratio takes into account, investment management fees, administration fees as well as other operating expenses such as legal, audit, insurance and shareholder communications.

Interest Rate Swap – an agreement to exchange one interest rate stream for another. No principal changes hands.

Maturity- the date on which the face value of a bond must be repaid. For a portfolio it is represented in years and measures the average length to maturity of all the bonds in the portfolio. This measure does not take into account embedded options in the bonds comprising the portfolio.

Net Asset Value (NAV) Per Share – the NAV per share is determined by subtracting the fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares of Common Stock outstanding.

Notional amount - refers to the specified dollar amount of the swap in which the exchange of interest payment is based.

Premium/Discount- the difference between the bid price of the shares of a fund and their NAV. In a case of a premium, the bid price is above the NAV. In the case of a discount, the bid price is below the NAV. These amounts can be expressed as numerical values or percentages. The higher the percentage, the larger the difference (positive or negative) between the market price and the NAV of a fund.

Total Investment Return - the change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio – the turnover ratio represents the fund’s level of trading activity. The Fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the Fund’s average monthly assets.

Undistributed income- the net income of a fund that has not been distributed to common shareholders as of the latest available audited financial statements. In the case of the target maturity type-funds, it also includes the amounts to be distributed after the target date to return the initial (i.e. $10) investment.

Tax-Free Puerto Rico Target Maturity Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the period of July 1, 2021 to December 31, 2021 (Unaudited)	For the fiscal year ended June 30, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$2.01	$1.96

Operating		Net investment income (a)	0.02	0.05
Performance:		Net realized gain and unrealized (depreciation) appreciation from investments and real estate owned (a)	0.01	0.01

		Total from investment operations	0.03	0.06

		Less: Dividends from net investment income to common shareholders	(0.01)	(0.01)

		Net asset value applicable to common stock, end of period	$2.03	$2.01

		Market value, end of period (b)	$1.13	$1.10

Total	(b) (f)	Based on market value per share	3.02%	(11.17)%
Investment
Return:	(f)	Based on net asset value per share	1.28%	3.11%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	1.30%	1.04%
	(c) (d) (e)	Gross expenses to average net assets applicable to common shareholders	1.60%	1.34%
	(c) (e)	Gross operating expenses to average net assets applicable to common shareholders	1.60%	1.34%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	-	-
	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	1.86%	2.33%

Supplemental		Net assets applicable to common shareholders,
Data:		end of period (in thousands)	$48,628	$47,969

	(g)	Portfolio turnover	-	-

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	-	-

	(a)	Based on average outstanding common shares of 23,897,920 for the period from July 1, 2021 to December 31, 2021 and for the fiscal year ended June 30, 2021.

	(b)	Period end market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $48,064,221 and $47,263,744 for the period from July 1, 2021 to December 31, 2021 and for the fiscal year ended June 30, 2021, respectively. Ratios for the period from July 1, 2021 to December 31, 2021 were annualized using a 365 day base.

	(d)	“Expenses” include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the period from July 1, 2021 to December 31, 2021 and for the fiscal year ended June 30, 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.30% and 0.30%, respectively.

	(f)	Dividends are assumed to be reinvested at the per share net asset/market value as defined in the dividend reinvestment plan. Investment return is not annualized for the period from July 1, 2021 to December 31, 2021.

	(g)	Portfolio turnover is not annualized for the period from July 1, 2021 to December 31, 2021.

The accompanying notes are an integral part of these financial statements.

TAX-FREE PUERTO RICO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	December 31, 2021 (Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 55.46% of net assets applicable to common shareholders, total cost of $67,791,877

$50,100,000	C	Employees Retirement System	6.25%	07/01/31	$6,513,000

815,000	B	Puerto Rico Sales Tax	4.50%	07/01/34	890,960

412,000	B	Puerto Rico Sales Tax	4.55%	07/01/40	469,724

3,025,000	B	Puerto Rico Sales Tax	4.75%	07/01/53	3,456,292

7,648,000	B	Puerto Rico Sales Tax	5.00%	07/01/58	8,852,996

4,188,000	B	Puerto Rico Sales Tax	4.33%	07/01/40	4,719,030

126,000	B	Puerto Rico Sales Tax	4.54%	07/01/53	142,349

1,680,000	B	Puerto Rico Sales Tax	4.78%	07/01/58	1,922,950
$67,994,000					$26,967,301

Puerto Rico Agencies Zero Coupons Bonds - 18.74% of net assets applicable to common shareholders, total cost of $7,383,668

$370,000	B	Puerto Rico Sales Tax	0.00%	07/01/24	$357,179

786,000	B	Puerto Rico Sales Tax	0.00%	07/01/27	726,747

766,000	B	Puerto Rico Sales Tax	0.00%	07/01/29	672,253

988,000	B	Puerto Rico Sales Tax	0.00%	07/01/31	803,785

1,112,000	B	Puerto Rico Sales Tax	0.00%	07/01/33	842,892

10,582,000	B	Puerto Rico Sales Tax	0.00%	07/01/46	3,596,081

8,621,000	B	Puerto Rico Sales Tax	0.00%	07/01/51	2,112,266
$23,225,000					$9,111,203

Principal Amount
Puerto Rico Collateralized Mortgage Obligations - 3.42% of net assets applicable to common shareholders, total cost of $2,144,097

$116,060		Doral Financial Participation Certificate 2004 Series A	6.69%	12/01/31	$89,679

2,028,037		Doral Financial Participation Certificate 2002 Series B	7.14%	02/01/32	1,574,365
$2,144,097	A				$1,664,044

Face Amount
US Government, Agency and Instrumentalities - 19.13% of net assets applicable to common shareholders, total cost of $ 9,565,000

$9,565,000		Federal Home Loan Bank	1.60%	05/19/31	$9,302,976

Total investments (96.75% of net assets applicable to common shareholders)					$47,045,524

Other Assets and Liabilities, net (3.25% of net assets applicable to common shareholders)					1,582,750

Net assets applicable to common shareholders - 100%					$48,628,274

Real Estate Owned - 0.02% of net assets applicable to common shareholders, total cost of $8,954

$8,954		Commercial Real Estate Owned held in Carolina, Puerto Rico			$8,954

A

Certificates are private placements and are collaterized by residential mortgage loans. They are subject to prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The mortgages of the 2002 Series B Certificates are guaranteed by the Federal Housing Administration (“FHA”) or by the United States Veterans Administration (“VA”). This guarantee is subject to complying with certain FHA guidelines in order to be effective.

B

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

C

The bond is limited, a non-recourse obligation of the Employees Retirement System. This security is not accruing interest income. This bond is under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”).

The accompanying notes are an integral part of these financial statements.

TAX-FREE PUERTO RICO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2021 (Unaudited)

Assets:	Investment in securities, at value (identified cost - $86,884,642)		$47,045,524
	Cash1,439,034
	Real estate owned		8,954
	Interest receivable		448,657
	Prepaid expenses and other assets		3,649
	Total assets		48,945,818

Liabilities:	Dividends payable to common shareholders		22,404
	Directors fees payable		6,139
	Payables:
	Investment advisory fees	10,299
	Administration, custody and transfer agent fees	6,050	16,349
	Puerto Rico bonds restructuring advance		30,422
	Professional fees		133,469
	Administration fees tax advance		18,588
	Mortgage servicing fees		12,921
	Reporting fees		67,168
	Accrued expenses and other liabilities		10,084
	Total liabilities		317,544

Net Assets Applicable to Common Shareholders:			$48,628,274

Net Assets Applicable to Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 98,000,000 shares authorized, 23,897,920 issued and outstanding)		$193,879,893
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 7)		(145,251,619)
	Net assets applicable to common shareholders		$48,628,274
	Net asset value applicable to common shares - per share; 23,897,920 shares outstanding		$2.03

The accompanying notes are an integral part of these financial statements.

TAX-FREE PUERTO RICO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the period from July 1, 2021 to December 31, 2021 (Unaudited)

Investment Income:	Interest	$766,174

Expenses:	Investment advisory fees	121,906
	Administration, custody, and transfer agent fees	47,791
	Professional fees	76,950
	Directors’ fees and expenses	16,593
	Insurance expense	18,488
	Mortgage servicing fees	35,568
	Reporting expense	47,224
	Pricing fees	9,829
	Other	14,964
	Total expenses	389,313
	Waived investment advisory, administration, custodian and transfer agent fees	(73,144)
	Net expenses after waived fees by investment adviser, administration,
	custodian and transfer agent	316,169

Net Investment Income:		450,005

Realized Loss and Unrealized	Net realized loss on investments	(172)
Appreciation (Depreciation) on	Change in net unrealized appreciation (depreciation) on investments	343,861
Investments:	Total net realized and unrealized gain on investments	343,689

	Net increase in net assets resulting from operations	$793,694

The accompanying notes are an integral part of these financial statements.

TAX-FREE PUERTO RICO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

		For the period from July 1, 2021 to December 31, 2021 (Unaudited)	For the fiscal year ended June 30, 2021

Increase (Decrease) in Net Assets:

	Net investment income	$450,005	$1,103,508
	Net realized loss on investments	(172)	(303,743)
	Net realized loss on real estate owned	-	(109,765)
	Change in net unrealized appreciation (depreciation) on investments	343,861	764,153
	Change in net unrealized appreciation (depreciation) on real estate owned	-	21,744

	Net increase in net assets resulting from operations	793,694	1,475,897

Dividends to Common
Shareholders From:	Net investment income	(134,426)	(268,852)

Net Assets:	Net increase in net assets applicable to common shareholders	659,268	1,207,045

	Net assets at the beginning of the period/year	47,969,006	46,761,961

	Net assets at the end of the period/year	$48,628,274	$47,969,006

The accompanying notes are an integral part of these financial statements.

TAX-FREE PUERTO RICO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

		For the period from July 1, 2021 to December 31, 2021 (Unaudited)
Increase (Decrease) in Cash

Cash Provided by	Net increase in net assets from operations	$793,694

Operations:	Adjusted by:

	Legal expenses related to Puerto Rico bond restructurings	(13,365)

	Doral bankruptcy settlement	14,734

	Class action litigation settlement	6,470

	Calls and paydowns of portfolio securities	182,245

	Net realized loss on investments	172

	Change in net unrealized (appreciation) depreciation on investments	(343,861)

	Accretion of discounts on investments	(190,028)

	Decrease in interest receivable	449

	Decrease in prepaid expenses and other assets	26,802

	Increase in directors fees payable	99

	Decrease in administration, custody and transfer agent fees payable	(5,809)

	Decrease in investment advisory fees payable	(17,729)

	Increase in professional fees	33,316

	Decrease in Puerto Rico bonds restructuring advance	(59,478)

	Increase in administration fees tax advance	975

	Increase in reporting fees	17,768

	Increase in mortgage servicing fees	6,622

	Increase in accrued expenses and other liabilities	3,925

	Total cash provided by operations	457,001

Cash Used in	Dividends to common shareholders paid in cash	(134,426)

Financing Activities:	Total cash used in financing activities	(134,426)

Cash:	Net increase in cash for the period	322,575
	Cash at the beginning of the period	1,116,459

	Cash at the end of the period	1,439,034

The accompanying notes are an integral part of these financial statements.

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc. (formerly known as Tax-Free Puerto Rico Target Maturity Fund, Inc. and hereinafter referred to as the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on July 11, 2001 and commenced operations on August 17, 2001. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objectives are (i) to provide current income that is exempt from U.S. Federal and Puerto Rico income taxes for residents of the Commonwealth of Puerto Rico and (ii) to return the initial investment of $10 per share of common stock on or before December 31, 2031.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is expected to be liquidated by or before December 31, 2031 (the “Target Date”). The Fund intends to distribute to shareholders during the period commencing on or after January 1, 2012 and ending approximately on the Target Date, an amount at least equal, in the aggregate, to the initial offering price of $10 per share. There is no assurance that this objective will be achieved. As a result, the Fund has established a restricted account within the undistributed net investment income for tax purposes to recoup amounts paid in connection with its initial public offering. As a fundamental policy, the securities purchased by the Fund will not have an expected maturity date subsequent to December 31, 2031, even though final maturities could exceed December 31, 2031. However, due to the Puerto Rico Sales Tax Financing Corporation (“COFINA”) debt restructuring and corresponding bond exchange, the Fund now holds new COFINA bonds in its investment portfolio with maturity dates beyond December 31, 2031.

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (“NYSE”) or, if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The net asset value per share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At December 31, 2021, no security’s fair value was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Tas-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

●

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies Bonds and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks, and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. MBS for which there is a lack of transparency of prices due to lack of trading activity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Real estate owned:    Real estate owned, which consists of real estate acquired in settlement of mortgage-loans in participation certificates, is recorded at fair value using external appraisals adjusted for market events. Subsequent to foreclosure, gains or losses resulting from the sale of these properties are credited or charged to realized gains or losses, and gains or losses recognized

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

on the periodic re-evaluations of these properties are credited or charged to unrealized gains or losses. The cost of maintaining and operating these properties is expensed as incurred. Real estate owned is classified as Level 3.

The following is a summary of the portfolio by inputs used as of December 31, 2021, in valuing the Fund’s investments carried at fair value:

	Investments in Securities
	Level 1	Level 2	Level3	Balance 12/31/2021
Investments Securities:
Puerto Rico Agencies Bonds and Notes	$-	$36,078,504	$-	$36,078,504
Puerto Rico Collateralized Mortgage Obligations	-	-	1,664,044	1,664,044
US Government, Agency and Instrumentalities	-	9,302,976	-	9,302,976

Total of investment securities	-	45,381,480	1,664,044	47,045,524
Real estate owned	-	-	8,954	8,954

Total	$-	$45,381,480	$1,672,998	$47,054,478

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investment Securities
	Balance as of 6/30/2021	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization accretion	Purchases/Additions	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 12/31/2021

Doral Financial Participation Certificate 2004 Series A	$109,520	$(7,984)	$4,402	$-	$-	$-	$(16,259)	$-	$89,679
Doral Financial Participation Certificate 2002 Series B	1,670,560	-	31,886	-	-	-	(128,081)	-	1,574,365

	$ 1,780,080	$ (7,984)	$ 36,288	$ -	$ -	$ -	$ (144,340)	$ -	$ 1,664,044

	Level 3 Real Estate Owned
	Balance as of 6/30/2021	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Additions	Sales/Disposals	Transfers in (out) to Level 3	Balance as of 12/31/21

Real estate owned	$8,954	$-	$-	$-	$-	$-	$8,954

Quantitative Information about Level 3 Fair Value Measurement:

	Fair Value at December 31, 2021	Valuation Technique	Unobservable Inputs		Price

Investment Securities:
Doral Financial Participation Certificate 2004 Series A	$89,679	Discounted Cash Flow	Constant prepayment rate	4.34%	$77.27
			Probability of default	27.94%
			Loss severity	13.60%
			Discount rate	15.29%
Doral Financial Participation Certificate 2002 Series B	1,574,365	Discounted Cash Flow	Constant prepayment rate	2.40%	$77.63

	$1,664,044		Probability of default	1.85%

			Loss severity	5.01%
			Discount rate	14.46%
		External Appraisal,
		adjusted when
Real estate owned:	$8,954	necessary

Total	$1,672,998

Significant changes in the unobservable inputs of the pricing process (the base price) would result in an inverse relationship in the fair value of the security.

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held at December 31, 2021, amounted to a net unrealized appreciation of $2,125.

There were no transfers into or out of Level 3 during the period from July 1, 2021 to December 31, 2021.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of December 31, 2021.

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

Income Taxes (“Accounting Standards Notification 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from July 1, 2021 to December 31, 2021, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations. Cash, as presented on the Statement of Assets and Liabilities, does not include short-term investments.

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods, in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board of Directors, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs of funds or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy, and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s net asset value, not complying with eligible collateral requirements or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments during the period from July 1, 2021 to December 31, 2021.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There were no securities sold under repurchase agreements during the period from July 1, 2021 to December 31, 2021.

Short-Term and Medium-Term Notes

The Fund has a short-term and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short-term and medium-term notes may be issued from time to time, in denominations of $1,000 or as may otherwise be specified in a supplement to the Offering Circular. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception. There were no short-term and medium-term notes during the period from July 1, 2021 to December 31, 2021.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the period from July 1, 2021 to December 31, 2021, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 7 for a reconciliation between taxable and book net investment income

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 2,000,000 preferred shares with a par value of $25, in one or more series. During the period from July 1, 2021 to December 31, 2021, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.50% of the Fund’s average weekly gross assets. For the period from July 1, 2021 to December 31, 2021, investment advisory fees amounted to $121,906 equivalent to 0.25% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $60,953, for a net fee of $60,953, which represents an effective annual rate of 0.13%. The investment advisory fees payable amounted to $10,299 as of December 31, 2021.

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration and Transfer Agency, Registrar, and Shareholder Servicing Agreement will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expenses reimbursements. For the period from July 1, 2021 to December 31, 2021, the administrative, custody, and transfer agency services fee amounted to $47,791. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $12,991, for a net fee of $35,600, which is equivalent to 0.07% of the Fund’s average weekly gross assets. The administrative, custody, and transfer agent fees payable amounted to $6,050 as of December 31, 2021.

Certain Fund officers and directors are also officers and directors of UBSTC. The six (6) independent directors of the Fund’s Board of Directors are paid based upon an agreed fee of $1,000 per board meeting, plus expenses, and $500 per Audit Committee meeting, plus expenses. For the period from July 1, 2021 to December 31, 2021, the independent directors of the Fund were paid an aggregate compensation and expenses of $16,593. The directors fee payable amounted to $6,139 as of December 31, 2021.

Prior to May 14, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and UBS Financial Services, Inc. (“UBSFS”), or its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

Fund affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

There were no purchases and sales of investment securities, originations of securities sold under repurchase agreements and short-term notes during the period from July 1, 2021 to December 31, 2021.

There were no interest expenses from securities sold under repurchase agreements with UBSFS during the period from July 1, 2021 to December 31, 2021.

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

3.	Capital Share Transactions

The Fund is authorized to issue up to 98,000,000 common shares, par value $0.01 per share.

There were no capital share transactions for the period from July 1, 2021 to December 31, 2021.

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 50% of the aggregate number of shares of common stock issued by the Fund. As of December 31, 2021, the total shares repurchased represent 24.43% and the total shares available to be repurchased represent 25.57% of the issued shares of the Fund’s common stock since inception. These repurchases were executed prior to registration under the 1940 Act. All repurchases conducted after the 1940 Act registration, must be conducted in accordance with the provisions of the 1940 Act.

There were no repurchase transactions during the period from July 1, 2021 to December 31, 2021 and for the fiscal year ended June 30, 2021.

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the period from July 1, 2021 to December 31, 2021, were as follows:

			Calls and
	Purchases	Sales	Paydowns
Puerto Rico Obligations	$-	$-	$182
US Obligations	-	-	-

	$-	$-	$182

5.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At December 31, 2021, the Fund had investments with an aggregate fair value of approximately $37,742,548, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government or any of its subdivisions, of which $36,078,504 are issued or guaranteed by the Commonwealth of Puerto Rico or its subdivisions, including Revenue Bonds.

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

6.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria, in the opinion of the Investment Adviser, may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government currently remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize the Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that their investments in Puerto Rico securities will constitute at least 20% of their assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

7.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the period, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$86,884,642

Gross appreciation	4,287,835
Gross depreciation	(44,126,953)

Net appreciation/(depreciation)	$(39,839,118)

The Fund’s policy is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from July 1, 2021 to December 31, 2021, the Fund had distributed from ordinary income $134,426 for tax purposes. The undistributed net investment income at December 31, 2021, was as follows:

Undistributed net investment income for tax purposes at the beginning of the period	$35,502,964
Net investment income for tax purposes	450,005
Dividends paid to common shareholders	(134,426)

Undistributed net investment income for tax purposes at the end of the period	$35,818,543

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at December 31, 2021 were as follows:

Undistributed net investment income for tax purposes at the end of the year	$35,818,543
Accumulated net realized loss from investment	(141,231,044)
Unrealized net depreciation from investment	(39,839,118)

Total Distributable Earnings (Accumulated Loss)	$(145,251,619)

8.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result, the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund, to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The securities issued by the Fund and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, the Administrator is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment

Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commences August 19, 2022.

Coronavirus and Public Health Emergencies. Coronavirus and Public Health Emergencies. As of the date of this report, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

9.	Commitments and Contingencies

The Fund, its Board of Directors, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBS Financial Services, Inc. (UBSFS) and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against the Fund, UBS Financial Services Inc., UBSFS, UBSTC, and all current and certain former Fund directors, alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. On May 5, 2015, the

Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the six month period from July 1, 2021 to December 31, 2021 (Unaudited)

court denied defendants’ motion to dismiss. The Puerto Rico Court of Appeals and the Puerto Rico Supreme Court denied defendants’ petitions for leave to appeal that decision. On August 24, 2016, defendants answered the complaint. In 2021, the parties reached an agreement to settle this matter for $15 million, subject to court approval. The Fund will record its allocable share of the settlement once all contingencies are resolved and the gain is realizable.

10.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

11.	Subsequent Events

Events and transactions from January 1, 2022 through March 1, 2022 (the date the semi-annuals were available to be distributed) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On January 31, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.00094 per common share, totaling $22,404 and payable on February 10, 2022, to common shareholders of record as of January 31, 2022.

On February 28, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.00094 per common share, totaling $22,404 and payable on March 10, 2022, to common shareholders of record as of February 28, 2022.

OTHER INFORMATION (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders was held on October 28, 2021 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.

Election of Directors. The stockholders of the Fund elected Carlos Nido, Agustín Cabrer, Clotilde Pérez, Vicente León and José J. Villamil to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2024, 2024, 2024, 2023 and 2022, respectively, or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Carlos Nido	19,434,297	3,954,769
Agustín Cabrer	21,403,787	1,986,289
Clotilde Pérez	21,161,442	2,228,634
Vicente León	19,435,307	3,954,769
José J. Vilamil	19,431,899	3,958,177

1

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

2

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

3

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 6-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

4

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Cary Alsina1

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

•	Mutual Fund’s units are not bank deposits or FDIC insured.
•	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
•	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

1 Ms. Alsina resigned from her position as Assistant Vice President effective on August 13, 2021.

(b)        Not applicable.

Item 2.   Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3.   Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases by the Tax-Free Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) for the period July 1, 2021 through December 31, 2021.

Item 10.   Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.   Controls and Procedures.

(a)        The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)        There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13.   Exhibits.

(a) (1)	Not applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V.Ubiñas
Carlos V. Ubiñas
President

Date:  March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V.Ubiñas
President

Date:  March 9, 2022

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:  March 9, 2022